EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Exhibit 32

Certification pursuant to

18 U.S.C. Section 1350,

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Jeanne D. Hubbard, President and Chief Executive Officer and Karen E. Troutman, Principal Financial and Accounting Officer of Abigail Adams National Bancorp, Inc. (the “Company”) each certify in her capacity as an officer of the Company that she has reviewed the annual report of the Company on Form 10-K for the year ended December 31, 2003 and that to the best of her knowledge:

(1)	the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

March 26, 2004	/s/ Jeanne D. Hubbard

Date	Jeanne D. Hubbard, Chairwoman of the Board,
President and Chief Executive Officer

March 26, 2004	/s/ Karen E. Troutman

Date	Karen E. Troutman
Principal Financial And Accounting Officer